Exhibit 10.1

Execution Version

THIRD AMENDMENT

TO

CREDIT AGREEMENT

dated as of

September 27, 2012

among

DRESSER RAND GROUP INC.,

as Domestic Borrower,

D-R HOLDINGS (France) S.A.S.,

as French Borrower,

GRUPO GUASCOR, S.L.,

as Spanish Borrower

THE LENDERS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

J.P. MORGAN EUROPE LIMITED,

as European Administrative Agent

THIRD AMENDMENT CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of September 27, 2012, is among DRESSER RAND GROUP INC., a Delaware corporation (the “Domestic Borrower”); D-R HOLDINGS (France) S.A.S., a corporation organized under the laws of France (the “French Borrower”); GRUPO GUASCOR, S.L., a sociedad limitada organized under the laws of Spain (the “Spanish Borrower”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

The Domestic Borrower, the French Borrower, the Spanish Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 15, 2011, as amended by that First Amendment to Credit Agreement dated as of May 11, 2011 and that Second Amendment to Credit Agreement dated as of June 21,2012 (as so amended, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Domestic Borrower, the French Borrower, and the Spanish Borrower; and

The Domestic Borrower, the French Borrower, and the Spanish Borrower have requested, and the Administrative Agent and the Lenders are willing, to amend certain provisions of the Credit Agreement as more fully provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this Third Amendment refer to Sections and Articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01.

(a) Section 1.01 of the Credit Agreement shall be and it hereby is amended by deleting the following definitions and replacing such definitions in their entirety with the following:

“Equivalent” in Dollars of any Foreign Currency or Alternate LC Currency on any date shall mean the equivalent in Dollars of such Foreign Currency or Alternate LC Currency determined by using the quoted spot rate at which the European Administrative Agent’s principal office in London offers to exchange Dollars for such Foreign Currency or Alternate LC Currency in London prior to 4:00 p.m. (London time) (unless otherwise indicated by the terms of this Agreement) on such date as is required pursuant to the terms of this Agreement, and the “Equivalent” in any Foreign Currency of Dollars shall mean the equivalent in such Foreign Currency of Dollars determined by using the quoted spot rate at which the European Administrative Agent’s principal office in London offers to exchange such Foreign Currency for Dollars in London prior to 4:00 p.m. (London time) (unless otherwise indicated by the terms of this Agreement) on such date as is required pursuant to the terms of this Agreement.

(b) Section 1.01 of the Credit Agreement shall be and it hereby is amended by adding the following definitions where appropriate:

“Alternate LC Currency” shall mean (a) Brazilian Real, (b) Canadian Dollars, (c) Chinese Yuan, (d) Colombian Pesos, (e) Indian Rupees, (f) Japanese Yen, (g) Mexican Pesos, (h) Norwegian Krone, (i) Swedish Krona and (j) Trinidad and Tobago Dollars.

2.2 Amendments to Section 2.05.

(a) Section 2.05(b) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal (other than an automatic renewal in accordance with paragraph (c) of this Section) or extension of an outstanding Letter of Credit), a Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent (two (2) Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit and the currency (either in Dollars, a Foreign Currency, or an Alternate LC Currency) in which it is denominated, the name and address of the beneficiary thereof and such other information as shall be necessary to issue, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, a Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the Revolving L/C Exposure shall not exceed $600.0 million, (ii) the Revolving Facility Credit Exposure shall not exceed the total Revolving Facility Commitments, and (iii) the Equivalent in Dollars of the Revolving L/C Exposure denominated in a Foreign Currency or an Alternate LC Currency determined on the date of such issuance, amendment, renewal or extension shall not exceed (A) in the case such Foreign Currency is Euros, $350.0 million, (B) in the case such Foreign Currency is Sterling, $75.0 million, and (C) in the case of all Alternate LC Currency, $75.0 million.

2

(b) Section 2.05(d) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Facility Lenders, such Issuing Bank hereby grants to each Revolving Facility Lender, and each Revolving Facility Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Facility Lender’s Revolving Facility Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Facility Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent in Dollars, the Foreign Currency in which such Letter of Credit is denominated, or the Equivalent in Dollars of any Alternate LC Currency in which such Letter of Credit is denominated, as the case may be, for the account of the applicable Issuing Bank, such Revolving Facility Lender’s Revolving Facility Percentage of each L/C Disbursement made by such Issuing Bank not reimbursed by the applicable Borrower on the date due as provided in Section 2.05(e), or of any reimbursement payment required to be refunded to the applicable Borrower for any reason. Each Revolving Facility Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever

(c) Section 2.05(e) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

Reimbursement. If the applicable Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower for which such Letter of Credit was issued shall reimburse such L/C Disbursement by paying to the Administrative Agent an amount equal to such L/C Disbursement in Dollars, the Foreign Currency in which such Letter of Credit is denominated, or the Equivalent in Dollars of any Alternate LC Currency in which such Letter of Credit is denominated, as the case may be, not later than 5:00 p.m., Local Time, on the same Business Day such Borrower receives notice under Section 2.05(g) of such L/C Disbursement, provided that such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or Section 2.04 that such payment be financed with an ABR Revolving Facility Borrowing or a Swingline Borrowing or an Eurocurrency Revolving Loan denominated in the applicable Foreign Currency, as applicable, in an equivalent

3

amount and, to the extent so financed, such Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Facility Borrowing or Swingline Borrowing or Eurocurrency Revolving Loan. If any Borrower fails to reimburse any L/C Disbursement when due, then the Administrative Agent shall promptly notify the applicable Issuing Bank and each other Revolving Facility Lender of the applicable L/C Disbursement, the payment then due from such Borrower and, in the case of a Revolving Facility Lender, such Lender’s Revolving Facility Percentage thereof. Promptly following receipt of such notice, each Revolving Facility Lender shall pay to the Administrative Agent in Dollars, such Foreign Currency, or the Equivalent in Dollars of such Alternate LC Currency, as the case may be, its Revolving Facility Percentage of the payment then due from such Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Facility Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank in Dollars, such Foreign Currency, or the Equivalent in Dollars of such Alternate LC Currency, as the case may be, the amounts so received by it from the Revolving Facility Lenders. Promptly following receipt by the Administrative Agent of any payment from such Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Facility Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Facility Lender pursuant to this paragraph to reimburse an Issuing Bank for any L/C Disbursement (other than the funding of an ABR Revolving Loan or a Swingline Borrowing or an Eurocurrency Revolving Loan as contemplated above) shall not constitute a Loan and shall not relieve any Borrower of its obligation to reimburse such L/C Disbursement

(d) Section 2.05(h) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

Interim Interest. If an Issuing Bank shall make any L/C Disbursement, then, unless the applicable Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that such Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to ABR Revolving Loans or Eurocurrency Revolving Loans denominated in the applicable Foreign Currency, as applicable; provided that, if such L/C Disbursement is not reimbursed by such Borrower when due pursuant to paragraph (e) of this Section, then Section 2.14(c) shall apply; provided further that any L/C Disbursement that is reimbursed after the date such L/C Disbursement is required to be reimbursed under paragraph (e) of this Section, (A) be payable in Dollars, the Foreign Currency in which such Letter of Credit is denominated, or the Equivalent in Dollars of any Alternate LC Currency in which such Letter of Credit is denominated, as the case may be, (B) bear interest at the rate per annum then applicable to ABR Revolving Loans or Eurocurrency Revolving Loans denominated in the applicable Foreign Currency, as applicable, and (C) Section 2.14(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Facility Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Revolving Facility Lender to the extent of such payment

4

(e) Section 2.05(j) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

Cash Collateralization. If any Event of Default shall occur and be continuing, (i) in the case of an Event of Default described in Section 7.01(h), (i) or (l), on the Business Day or (ii) in the case of any other Event of Default, on the third Business Day, in each case, following the date on which any Borrower receives notice from the Administrative Agent (or, if the maturity of the Loans has been accelerated, Revolving Facility Lenders with Revolving L/C Exposure representing greater than 50% of the total Revolving L/C Exposure) demanding the deposit of cash collateral pursuant to this paragraph, such Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in Dollars in cash equal to the Revolving L/C Exposure as of such date plus any accrued and unpaid interest thereon; provided that, upon the occurrence of any Event of Default with respect to any Borrower described in clause (h), (i) or (l) of Section 7.01, the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable in Dollars, such Foreign Currency, or the Equivalent in Dollars of such Alternate LC Currency, without demand or other notice of any kind. Each Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.12(b). Each such deposit pursuant to this paragraph or pursuant to Section 2.12(b) shall be held by the Administrative Agent as Collateral for the payment and performance of the obligations of the applicable Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of (i) for so long as an Event of Default shall be continuing, the Administrative Agent and (ii) at any other time, the applicable Borrower, in each case, in Permitted Investments and at the risk and expense of such Borrower, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for L/C Disbursements for which such Issuing Bank has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the applicable Borrower for the Revolving L/C Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Facility Lenders with Revolving L/C Exposure representing greater than 50% of the total Revolving L/C Exposure), be

5

applied to satisfy other obligations of such Borrower under this Agreement. If any Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three (3) Business Days after all Events of Default have been cured or waived. If any Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.12(b), such amount (to the extent not applied as aforesaid) shall be returned to such Borrower as and to the extent that, after giving effect to such return, such Borrower would remain in compliance with Section 2.12(b) and no Event of Default shall have occurred and be continuing

2.3 Amendment to Section 2.12(b)(i). Section 2.12(b)(i) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

If on any date, the Administrative Agent notifies the Domestic Borrower that, on the last day of any month, the sum of (i) the sum of aggregate principal amount of all Revolving Facility Loans denominated in Dollars plus the aggregate principal amount of all Letters of Credit denominated in Dollars then outstanding plus (ii) the Equivalent in Dollars (determined on the third Business Day prior to such interest payment date) of the sum of the aggregate principal amount of all Revolving Facility Loans denominated in Foreign Currencies plus the aggregate principal amount of all Letters of Credit denominated in Foreign Currencies or Alternate LC Currencies then outstanding exceeds 105% of the aggregate Revolving Facility Commitments of the Lenders on such date, the Domestic Borrower and each other Borrower shall, as soon as practicable and in any event within two Business Days following such date, prepay the outstanding principal amount of any Revolving Facility Loans owing by such Borrower in an aggregate amount (or deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) sufficient to reduce such sum to an amount not to exceed 100% of the aggregate Revolving Facility Commitments of the Lenders on such date together with any interest accrued to the date of such prepayment on the aggregate principal amount of Revolving Facility Loans prepaid. The Administrative Agent shall give prompt notice of any prepayment required under this Section 2.12(b)(i) to the Domestic Borrower and the Lenders

2.4 Amendments to Section 2.19.

(a) Section 2.19(a) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

Unless otherwise specified, each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of L/C Disbursements, or of amounts payable under Section 2.16, 2.17, 2.18, or 2.21, or otherwise) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to

6

have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Borrowers by the Administrative Agent, except payments to be made directly to the applicable Issuing Bank or the applicable Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.16, 2.17, 2.18, or 2.21 and 9.05 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Except for Loans denominated in any Foreign Currency (the principal of and interest on which hereunder shall be paid in such Foreign Currency) and except for reimbursement obligations with respect to any Letter of Credit denominated in any Foreign Currency (which shall be paid in such Foreign Currency), all payments hereunder of (i) principal or interest in respect of any Loan, (ii) reimbursement obligations with respect to any Letter of Credit or (iii) any other amount due hereunder or under any other Loan Document shall be made in Dollars or the Equivalent in Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if such Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by such Administrative Agent to make such payment.

(b) Section 2.19(f) of the Credit Agreement shall be and it hereby is amended by deleting it in its entirety and replacing it as follows:

To the extent that the Administrative Agent receives funds for application to the amounts owing by any Borrower under or in respect of this Agreement in currencies other than the currency or currencies required to enable the Administrative Agent to distribute funds to the Lenders in accordance with the terms of this Section 2.19, the Administrative Agent shall be entitled to convert or exchange such funds into Dollars, a Foreign Currency, or an Alternate LC Currency or from Dollars to a Foreign Currency or an Alternate LC Currency or from a Foreign Currency or an Alternate LC Currency to Dollars, as the case may be, to the extent necessary to enable the Agent to distribute such funds in accordance with the terms of this Section 2.19; provided that each Borrower and each of the Lenders hereby agree that the Administrative Agent shall not be liable or responsible for any loss, cost or expense suffered by such Borrower or such Lender as a result of any conversion or exchange of currencies affected pursuant to this Section 2.19(f) or as a result of the failure of the Administrative Agent to effect any such conversion or exchange; and provided further that each applicable Borrower agrees to indemnify the Administrative Agent and each Lender, and hold the Administrative Agent and each Lender harmless, for any and all losses, costs and expenses incurred by the Administrative Agent or any Lender for any conversion or exchange of currencies (or the failure to convert or exchange any currencies) in accordance with this Section 2.19(f).

7

Section 3. Limited Waiver. The Borrower has informed the Administrative Agent that certain letters of credit have been issued in currencies other than Dollars or Foreign Currency in violation of the provisions of Section 2.05 of the Credit Agreement (the “Specified Breach”). In connection with this Third Amendment, the Borrower has requested that the Lenders waive, and the Lenders do hereby waive, the occurrence of the Specified Breach. The foregoing waiver is hereby granted to the extent and only to the extent specifically stated herein only and for no other purpose and, except as expressly set forth in this Third Amendment, shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, (b) impair or prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that waivers will be granted in the future.

Section 4. Conditions Precedent. This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.08 of the Credit Agreement) (the “Third Amendment Effective Date”):

4.1 The Administrative Agent shall have received from the Required Lenders, the Administrative Agent and the Borrowers, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.

4.2 No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this Third Amendment.

4.3 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.4 Each guarantor shall have executed and delivered the Reaffirmation and Ratification attached to this Third Amendment.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

8

5.2 Ratification and Affirmation; Representations and Warranties. The Borrowers hereby: (a) acknowledge the terms of this Third Amendment; (b) ratify and affirm their obligations under, and acknowledge, renew and extend their continued liability under, each Loan Document to which they are a party and agree that each Loan Document to which they are a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agree that from and after the Third Amendment Effective Date each reference to the Credit Agreement in the Guarantee and Collateral Agreement, the Mortgages and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment; and (d) represent and warrant to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties made by the Borrowers contained in each Loan Document to which they are a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing.

5.3 Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5 NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

9

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

DRESSER RAND GROUP INC., as the Domestic Borrower

By:	/s/ Robert J. Saltarelli
Name:	Robert J. Saltarelli
Title:	Vice President and Treasurer

D-R HOLDINGS (France) S.A.S., as the French Borrower

By:	/s/ Mark F. Mai
Name:	Mark F. Mai
Title:	President

GRUPO GUASCOR, S.L., as the Spanish Borrower

By:	/s/ Mark F. Mai
Name:	Mark F. Mai
Title:	Legal Representative

Third Amendment

Signature Page

JPMorgan Chase Bank, N.A., as Administrative Agent and as a Lender

By:	/s/ Preeti Bhatnager
Name: Preeti Bhatnager
Title: Authorized Officer

Third Amendment

Signature Page

J.P. Morgan Europe Limited, as European Administrative Agent and as a Lender

By:	/s/ Altan Kayaalp
Name: Altan Kayaalp
Title: Executive Director

Third Amendment

Signature Page

J.P. Morgan Securities plc, as a Lender

By:	/s/ Altan Kayaalp
Name: Altan Kayaalp
Title: Executive Director

Third Amendment

Signature Page

Bank of America, N.A., as Co-Syndication Agent and as a Lender

By:	/s/ Julie Castano
Name: Julie Castano
Title: Vice President

Third Amendment

Signature Page

Commerzbank AG, New York and Grand Cayman Branch, as Co-Syndication Agent and as a Lender

By:	/s/ Aleksandra Pacholek
Name: Aleksandra Pacholek
Title: AVP

By:	/s/ Michael Weinert
Name: Michael Weinert
Title: AVP

Third Amendment

Signature Page

DNB Bank ASA, Grand Cayman Branch, as Co-Syndication Agent and as a Lender

By:	/s/ Pål Boger
Name: Pål Boger
Title: Vice President

By:	/s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: Senior Vice President

Third Amendment

Signature Page

Wells Fargo Bank, N.A., as Co-Syndication Agent and as a Lender

By:	/s/ Robert Corder
Name: Robert Corder
Title: Director

Third Amendment

Signature Page

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ Sherwin Brandford
Name: Sherwin Brandford
Title: Vice President

Third Amendment

Signature Page

Citicorp North America, Inc. as a Lender

By:	/s/ Christopher M. Hartzel
Name: Christopher M. Hartzel
Title: Vice President

Third Amendment

Signature Page

HSBC Bank USA, N.A., as a Lender

By:	/s/ Bruce Robinson
Name: Bruce Robinson
Title: Vice President

Third Amendment

Signature Page

Sumimoto Mitsui Banking Corporation, as a Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

Third Amendment

Signature Page

Barclays Bank PLC, as a Lender

By:	/s/ John Laud
Name: John Laud
Title: Relationship Director

Third Amendment

Signature Page

U.S. Bank National Association, as a Lender

By:	/s/ John M. Eyerman
Name: John M. Eyerman
Title: Vice President

Third Amendment

Signature Page

Branch Banking and Trust Company, as a Lender

By:	/s/ Elizabeth Willis
Name: Elizabeth Willis
Title: Assistant Vice President

Third Amendment

Signature Page

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ William Jones
Name: William Jones
Title: Authorized Signatory

Third Amendment

Signature Page

The Northern Trust Company, as a Lender

By:	/s/ Alex Cullen
Name: Alex Cullen
Title: Credit Officer

Third Amendment

Signature Page

REAFFIRMATION AND RATIFICATION: Each guarantor hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party, including the Domestic Guarantee and Collateral Agreement, and agrees that each Loan Document to which it is a party, including the Domestic Guarantee and Collateral Agreement, remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties made by such guarantor contained in each Loan Document to which such guarantor is a party, including the Domestic Guarantee and Collateral Agreement, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) as though made on and as of the Third Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.

ACKNOWLEDGED AND RATIFIED:	DRESSER-RAND COMPANY

	By:	/s/ Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Vice President and Treasurer

DRESSER-RAND LLC

	By:	/s/ Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Vice President and Treasurer

D-R STEAM LLC

	By:	/s/ Mark F. Mai
Name: Mark F. Mai
Title: Vice President and Secretary

DRESSER-RAND POWER LLC

	By:	/s/ Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Vice President and Treasurer

Reaffirmation and Ratification

DRESSER-RAND GLOBAL SERVICES, INC.

By:	/s/ Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Vice President and Treasurer

DR ACQUISITION LLC

By:	Dresser-Rand Company, its sole member

By:	/s/ Robert J. Saltarelli
Name: Robert J. Saltarelli
Title: Vice President and Treasurer

Reaffirmation and Ratification